Exhibit 10.26

Execution Version

LIMITED CONSENT AND NINETEENTH AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT

This LIMITED CONSENT AND NINETEENTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of December 19, 2019, among ONE WATER MARINE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), certain subsidiaries of Holdings, as borrowers (collectively “Companies”, and together with Holdings, “Credit Parties”), GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., as administrative agent and as collateral agent (in such capacities, “Agent”), and the undersigned Lenders (as defined below). Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement referred to below shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, Companies, Holdings, Agent and the financial institutions party thereto as lenders (“Lenders”) are parties to that certain Credit and Guaranty Agreement dated as of October 28, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, Lenders have made Loans to Companies and provided certain other credit accommodations to Companies;

WHEREAS, Companies have advised Agent and Lenders that Singleton Assets & Operations, LLC, a Georgia limited liability company (“Singleton”), desires to purchase (the “Proposed Real Estate Acquisition”) certain real property located at 124 Edgewater Drive Jacksons Gap, Alabama 36861 (the “Land”), from Debra A. Vopali, an individual natural person (“Seller”), pursuant to and as further described in that certain Buyers Package entered into on September 30, 2019 (the “Proposed Real Estate Acquisition Agreement”), by and between Seller and Singleton; and

WHEREAS, Companies have requested that Agent and Lenders agree to (i) consent to the Proposed Real Estate Acquisition and (ii) amend certain other terms and provisions of the Credit Agreement, in each case as more particularly described in this Amendment.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Holdings, Companies, Agent and the undersigned Lenders hereby agree as follows:

SECTION 1.         Limited Consent to Proposed Real Estate Acquisition. Subject to the satisfaction or waiver in writing of each of the conditions set forth in this Section 1 and in Section 3 below and in reliance on the representations, warranties, covenants and agreements set forth in this Amendment, notwithstanding anything to the contrary in Section 6.9 of the Credit Agreement that may prohibit the consummation of the Proposed Real Estate Acquisition, Agent and Lenders hereby consent to the consummation of the Proposed Real Estate Acquisition (the “Limited Consent”); provided that each of the following conditions is satisfied:

(a)               Credit Parties shall have complied with all the other applicable terms and conditions of the Credit Agreement (other than Section 6.9 of the Credit Agreement) applicable with respect to the Proposed Real Estate Acquisition Agreement.

(b)               The Proposed Real Estate Acquisition shall have been consummated in accordance with the Proposed Real Estate Acquisition Agreement, and the Proposed Real Estate Acquisition Agreement shall not have been amended or otherwise modified by the parties thereto without the prior written consent of Agent.

(c)               On or prior to the date hereof, Credit Parties shall have delivered to Agent a certificate, in form and substance satisfactory to Agent, that each of the conditions set forth herein to the consummation of the Proposed Real Estate Acquisition have been satisfied.

(d)               On or prior to the date hereof, Agent shall have received with respect to the Land (i) reports and other information, in form, scope and substance reasonably satisfactory to Agent and Requisite Lenders, regarding environmental matters relating to the Land, which reports shall include a Phase I Report (to the extent requested by Agent or Requisite Lenders), (ii) a fully executed and notarized Mortgage of the Land (the “Edgewater Mortgage”), in proper form for recording in Tallapoosa County, Alabama, encumbering the Land, (iii) an opinion of counsel (to the extent requested by Agent or Requisite Lenders) in Alabama with respect to the enforceability of the Edgewater Mortgage to be recorded in Tallapoosa County, Alabama and such other matters as Agent may reasonably request, in each case, in form and substance reasonably satisfactory to Agent, (iv) a Title Policy in amounts not less than the fair market value of the Land, together with a title report issued by a title company with respect thereto, dated not more than thirty days prior to the date hereof and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, each in form and substance reasonably satisfactory to Agent, (v) evidence satisfactory to Agent that Singleton has paid to the title company or to the appropriate Governmental Authorities all expenses and premiums of the title company and all other sums required in connection with the issuance of such Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Edgewater Mortgage in the appropriate real estate records, (vi) evidence of flood insurance (to the extent requested by Agent or Requisite Lenders) if the Land is a Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case, in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, in form and substance reasonably satisfactory to Agent, and (vii) an ALTA survey of the Land, certified to Agent and dated not more than thirty days prior to the date hereof (unless otherwise approved by the applicable title company as being sufficient to deliver the related Title Policy without any general survey exception), in each case, in accordance with the terms and conditions set forth in Section 5.11 of the Credit Agreement.

(e)               Credit Parties shall have received evidence of payoff and lien releases and/or UCC-3 terminations or amendments with respect to any mortgages or other encumbrances of the Land, each in form and substance satisfactory to Agent.

Notwithstanding anything to the contrary in the Credit Agreement or any other Credit Documents and effective upon the satisfaction of all of the conditions set forth in this Section 1 and Section 3 below, the Proposed Real Estate Acquisition shall be deemed to constitute a “Permitted Acquisition” for all purposes under the Credit Agreement. Without limiting the foregoing, if the Proposed Real Estate Acquisition is consummated without satisfying any of the conditions in this Section 1, such event shall constitute an immediate Event of Default under Section 8.1(c) of the Credit Agreement unless the specific failure is agreed to, waived or otherwise consented to in writing by Agent.

SECTION 2.          Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement is hereby amended as follows:

2.1.          Replacement of Schedules. Schedules 1.1(a) and 4.13(b) of the Credit Agreement are each hereby amended and restated in their respective entireties as Schedules 1.1(a) and 4.13(b), attached hereto, respectively.

SECTION 3.         Conditions Precedent. The amendments contained in Section 2 hereof and the Limited Consent, in each case, shall become effective on the date on which each of the following conditions precedent have been satisfied (or waived by Agent in writing):

3.1.         Credit Agreement Amendment. Agent shall have received counterparts of this Amendment duly executed and delivered (which may be by email, facsimile or other electronic transmission (e.g., “.pdf”)) by Companies, Holdings and each Lender.

3.2.          Officer’s Closing Certificate. Agent shall have received a certificate from an Authorized Officer certifying as of the date hereof:

(a)       that each representation and warranty of each Credit Party contained in this Amendment and each Credit Document is true and correct in all material respects as of the date hereof (except (i) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (ii) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects);

(b)      that no injunction or other restraining order has been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, this Amendment;

(c)      that no event, circumstance, change or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect has occurred since December 31, 2017;

(d)      that each Credit Party has received all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the effectuation of the transactions contemplated by this Amendment and the Credit Documents and each of the foregoing is in full force and effect and in form and substance reasonably satisfactory to Agent; and

(e)      that no event has occurred and is continuing or would result from the consummation of this Amendment that would constitute an Event of Default or a Default.

3.3.         Officer’s Certificates; Other Documents. Agent shall have received in respect of each Credit Party on or prior to the date hereof (i) sufficient copies of each Organizational Document as Agent shall request, in each case certified by an Authorized Officer of such Credit Party and, to the extent applicable, certified as of such date or a recent date prior thereto by the appropriate Governmental Authority or a certification made by such Authorized Officer that there have been no changes with respect to such matters since the date of the most recent Organizational Documents delivered to Agent; (ii) signature and incumbency certificates of the officers of each Credit Party executing this Amendment and the other Credit Documents to which it is a party or a certification made by such Authorized Person that there have been no changes with respect to such matters since the date of the most recent incumbency certificates delivered to Agent; (iii) resolutions of the board of directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of the Proposed Real Estate Acquisition Agreement, this Amendment and the other Credit Documents to which it is a party, certified as of such date by an appropriate Authorized Officer as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of such Credit Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to such certification date.

3.4.          Fees and Expenses. Companies shall have paid to Agent and the Lenders (i) the fees, if any, payable on the date hereof referred to in Section 2.8(d) of the Credit Agreement (as amended hereby) and (ii) all fees and reimbursements due and owing to Agent or the Lenders in connection with this Amendment including, without limitation, all reasonable fees and expenses incurred by Agent (including, without limitation, reasonable and documented fees and expenses of counsel to Agent) in the preparation, execution, review and negotiation of this Amendment and any other related documents for which Companies shall have been invoiced by Agent prior to the date hereof.

3.5.          Absence of Defaults. No Default or Event of Default shall have occurred that is continuing after giving effect to this Amendment and the Proposed Real Estate Acquisition.

3.6.          Floorplan Lenders. To the extent entitled, the requisite lenders under any Approved Floorplan Financing shall have consented to or otherwise permitted the Proposed Real Estate Acquisition and this Amendment pursuant to amendments of and/or consents under the Approved Floorplan Financing Documents that are in form and substance satisfactory to Agent and Requisite Lenders in their respective sole discretion.

3.7.          No Litigation. On the date hereof, there shall not exist any action, suit, investigation, litigation or proceeding, hearing, or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of Agent, singly or in the aggregate, materially impairs this Amendment, the financing thereof or any of the other transactions contemplated by the Credit Documents, or that could have a Material Adverse Effect.

3.8.          Other Documents. Agent shall have received any other documents or agreements reasonably requested by Agent in connection herewith.

SECTION 4.          Representations and Warranties. In order to induce Agent and the undersigned Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to Agent and each Lender that:

4.1.         Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in this Amendment and the Credit Documents is true and correct in all material respects as of the date hereof (except (a) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (b) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects).

4.2.          Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party.

4.3.          No Conflicts. The execution, delivery and performance by each Credit Party of this Amendment shall not: (a) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Agent, on behalf of Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries.

4.4.        Validity and Binding Effect. This Amendment constitutes the valid and binding obligations of each Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.

4.5.          Absence of Defaults. No Default or Event of Default has occurred that is continuing.

4.6.         No Defense. No Credit Party has any defenses to payment, counterclaims or rights of set-off with respect to the Obligations on the date hereof or any defenses to the validity, enforceability or binding effect against such Credit Party of the Credit Documents to which it is a party to or any Liens intended to be created thereby.

4.7.         Review and Construction of Documents. Each Credit Party (a) has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment with its legal counsel, (b) has reviewed this Amendment and fully understands the effects thereof and all terms and provisions contained in this Amendment, and (c) has executed this Amendment of its own free will and volition. Furthermore, each Credit Party acknowledges that (i) this Amendment shall be construed as if jointly drafted by Credit Parties and the Lenders, and (ii) the recitals contained in this Amendment shall be construed to be part of the operative terms and provisions of this Amendment.

SECTION 5.         Miscellaneous.

5.1.         Reaffirmation of Credit Documents and Liens. All of the terms and provisions of the Credit Agreement and any other Credit Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and confirmed. Each Credit Party hereby reaffirms the Liens securing the Obligations until the Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

5.2.         Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3.         Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument. Delivery of a counterpart by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed original counterpart.

5.4.         COMPLETE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5.         Release. Companies and each other Credit Party on their own behalf and on behalf of their predecessors, successors, heirs, legal representatives and assigns (collectively, the “Releasing Parties”), hereby acknowledge and stipulate that as of the date hereof, none of the Releasing Parties has any claims or causes of action of any kind whatsoever against Agent, any other Secured Party or any of their officers, directors, employees, agents, attorneys or representatives, or against any of their respective predecessors, successors or assigns (each of the foregoing, collectively, the “Released Parties”). Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless the Released Parties from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, known or unknown, which any of the Releasing Parties has relating in any way to any event, circumstance, action or failure to act by the Released Parties through the date of this Amendment.

5.6.         No Implied Waivers. No failure or delay on the part of Agent or the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.7.         Arms-Length/Good Faith. This Amendment has been negotiated at arms-length and in good faith by the parties hereto.

5.8.         Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.9.          Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

5.10.       Credit Document. Each Credit Party acknowledges and agrees that this Amendment is a Credit Document.

5.11.       Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

COMPANIES:	SINGLETON ASSETS & OPERATIONS, LLC LEGENDARY ASSETS & OPERATIONS, LLC SOUTH FLORIDA ASSETS & OPERATIONS, LLC

	By:	/s/ Philip Austin Singleton, Jr.
	Name:	Philip Austin Singleton, Jr.
	Title:	Manager

BOSUN’S ASSETS & OPERATIONS, LLC ONE WATER ASSETS & OPERATIONS, LLC SOUTH SHORE LAKE ERIE ASSETS & OPERATIONS, LLC

By:	/s/ Philip Austin Singleton, Jr.
Name:	Philip Austin Singleton, Jr.
Title:	CEO

MIDWEST ASSETS & OPERATIONS, LLC

By: One Water Assets & Operations, LLC, its Manager

By:	/s/ Philip Austin Singleton, Jr.
Name:	Philip Austin Singleton, Jr.
Title:	CEO

ONEWATER MARINE INC.

By:	/s/ Philip Austin Singleton, Jr.
Name:	Philip Austin Singleton, Jr.
Title:	CEO

HOLDINGS:	ONE WATER MARINE HOLDINGS, LLC

	By:	/s/ Philip Austin Singleton, Jr.
	Name:	Philip Austin Singleton, Jr.
	Title:	CEO

Signature Page to

Limited Consent and Nineteenth Amendment to Credit and Guaranty Agreement

One Water Marine Holdings, LLC

AGENT:	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., as Agent

	By:	/s/ Greg Watts
	Name:	Greg Watts
	Title:	Senior Vice President

Signature Page to

Limited Consent and Nineteenth Amendment to Credit and Guaranty Agreement

One Water Marine Holdings, LLC

LENDER:	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., as Lender

	By:	/s/ Greg Watts
	Name:	Greg Watts
	Title:	Senior Vice President

Signature Page to

Limited Consent and Nineteenth Amendment to Credit and Guaranty Agreement

One Water Marine Holdings, LLC

LENDER:	OWM BIP INVESTOR, LLC, as Lender

	By:	/s/ John Troiano
	Name:	John Troiano
	Title:	Manager

Signature Page to

Limited Consent and Nineteenth Amendment to Credit and Guaranty Agreement

One Water Marine Holdings, LLC

SCHEDULE 1.1(a)

Certain Material Real Estate Assets

The following is a list of all fee-owned Real Estate Assets having a fair market value in excess of $200,000 as of the date of the acquisition thereof:

Complete Address (including county)	Credit Party	Whether Improved or Unimproved	If Improved, Type of Improvements	Use of Property	Approximate Value
19300 S. Tamiami Trail Fort Myers, FL 33908 (Lee County)	One Water Marine Holdings, LLC	Improved	Sales offices, service and parts warehouse	Marina Mike’s retail sale of new and used boats in Fort Myers, FL	$1,200,000
124 Edgewater Drive Jacksons Gap, AL 36861 (Tallapoosa County)	Singleton Assets & Operations, LLC	Improved	Sales office and storage	Retail sale of pre-owned boats near Lake Martin in Alabama	$1,250,000

The following is a list of all Leasehold Properties other than those with respect to which the aggregate payments under the term of the lease are less than $35,000 per annum, and any other Real Estate Asset that Requisite Lenders have determined is material to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings or any Subsidiary.

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
3977 Highway 59 South Gulf Shores, AL 36542 (Baldwin County)	Legendary Marine Alabama, LLC 4100 Legendary Dr. Suite 200 Destin, FL 32541	Improved	Showroom & sales offices

Legendary Marine
(Gulf Shores) –

Retail sale of new boats in Gulf Shores, Alabama
pursuant to that Lease Agreement, dated August 1, 2014, subject to its Assignment to LAO, dated October 1, 2014, and subject to Addendum No. 1, dated July 1, 2015

28791 US Highway 98 Daphne, AL 36526 (Baldwin County)	A Proper Wash, LLC 145 Highpoint Dr. Gulf Breeze, FL 32561	Improved	Showroom & sales offices	Sunrise Marine of Alabama – Retail sale of new boats in Gulf Shores, Alabama pursuant to that Lease Agreement, dated November 1, 2016
486 Parker Creek Marina Road Equality, AL 36026 (Coosa County)	WillAnn, LLC 7280 Hwy 49 South Dadeville, AL 36853	Improved	Storage space, service garage, marine store	SMG Parker Creek – Service department, merchandise store & boat storage on Lake Martin in Alabama (no boat sales) pursuant to that Commercial Lease Agreement, dated July 24, 2014
15904 Hwy 231-431 N. Hazel Green, AL 35750 (Madison County)	Rambo HG Properties, LLC 17 Lake Forest Blvd SE Huntsville, AL 35824	Improved	Showroom & sales offices	Rambo (Huntsville) – Retail sale of new boats near Huntsville, Alabama pursuant to that Lease Agreement, dated July 1, 2015
10396 Highway 280 East Westover, AL 35185 (Shelby County)	Rambo BHM Properties, LLC 17 Lake Forest Blvd SE Huntsville, AL 35824	Improved	Showroom & sales offices	Rambo (Birmingham) – Retail sale of new boats near Birmingham, Alabama pursuant to that Lease Agreement, dated July 1, 2015

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
1-acre parcel adjacent to: 10396 Highway 280 East Westover, AL 35185 (Shelby County)	Rambo BHM Properties, L.L.C. 17 Lake Forest Blvd SE Huntsville, AL 35824	Unimproved	N/A	Rambo (Birmingham) – storage of boat inventory for retail sale at the adjacent lot near Birmingham, Alabama pursuant to that Lease Agreement, dated July 1, 2015
7280 Highway 49 South Dadeville, AL 36853 (Tallapoosa County)	WillAnn, LLC 7280 Hwy 49 South Dadeville, AL 36853	Improved	Showroom, sales offices & storage	SMG Blue Creek Marina – Retail sale of new boats on Lake Martin in Alabama pursuant to that Commercial Lease Agreement, dated July 24, 2014
5792 Highway 49 South Dadeville, AL 36853 (Tallapoosa County)	Lord Genesh, Inc. 1402 Hwy 31 Bay Minette, AL 36507	Unimproved	N/A (trailer office used)	SMG Used Boat Supercenter (Lake Martin) – Retail sale of pre-owned boats near Lake Martin in Alabama pursuant to that Lease Agreement, dated March 16, 2017
3829 Thomas Drive Panama City, FL 32408 (Bay County)	3829 Thomas Drive, LLC 4471 Legendary Dr. Destin, FL 32541	Improved	Showroom & sales offices	Legendary Marine (Panama City) – Old retail sale of new boats in Panama City, Florida pursuant to that Lease Agreement, dated April 1, 2017
4009 Thomas Drive Panama City, FL 32408 (Bay County)	4009 Thomas Drive, LLC 4471 Legendary Dr. Destin, FL 32541	Improved	Showroom & sales offices	Legendary Marine (Panama City) – New retail sale of new boats in Panama City, Florida pursuant to that Lease Agreement, dated April 1, 2016
491 South Federal Hwy Pompano Bch, FL 33062 (Broward County)	LAC Marine Corp. 1719 SE 13th St. Ft. Lauderdale, FL 33316 & 1325 East Lake Dr. Ft. Lauderdale, FL 33316	Improved	Showroom & sales offices	SunDance Marine (Pompano Beach) – Retail sale of new and pre-owned boats in Pompano Beach, Florida pursuant to that Lease Agreement, dated February 1, 2016

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
2660 Northeast 16th St. Pompano Bch, FL 33062 (Broward County)	MMJC Realty, LLC 1719 SE 13th St. Ft. Lauderdale, FL 33316 & 1325 East Lake Dr. Ft. Lauderdale, FL 33316	Improved	Docks and slips	SunDance Marine (Pompano Beach) – In-water new, pre-owned and brokered boat access in Pompano Beach, Florida pursuant to that Lease Agreement, dated February 1, 2016
801 NE Third St. or 821 NE Third St. Dania Beach, FL 33004 (Broward County)	Harbour Towne Marina, LLC c/o Westrec Marina Mgmt., Inc. 16633 Ventura Blvd. 6th Floor Encino, CA 91436	Improved	Retail office suite and marina slips	Grande Yachts (Dania Beach / Ft. Lauderdale) – new boat sales location in Ft. Lauderdale, Florida pursuant to that Lease, dated March 1, 2017
2600 N. Federal Hwy. Lighthouse Pt, FL 33064 (Broward County)	OBYS Holdings, LLC 821 SW Pine Tree Ln. Palm City, FL 34990	Improved	Showroom & sales offices	Ocean Blue Yacht Sales Retail sale of new boats in Broward Co., Florida pursuant to that Lease Agreement, dated February 1, 2019.
651 South Federal Hwy. Pompano Beach, FL 33060 (Broward County)	OWM Pompano Beach FL Landlord, LLC c/o SunTrust Equity Funding, LLC 3333 Peachtree Road, NE, 10th Floor MC 3951 Atlanta, Georgia 30326 Attention: Lachlan Carlyle	Improved	Sales offices, service and parts warehouse	Grande Yacht’s retail sales location in Pompano Beach, FL (former Top Notch location)
84 W Airport Blvd. Pensacola, FL 32503 (Escambia County)	84 W. Airport, LLC 2629 Del Mar Dr. Gulf Breeze, FL 32563	Improved	Showroom & sales offices	Legendary Marine (Pensacola) – Retail sale of new boats in Pensacola, Florida pursuant to that Lease Agreement, dated October 13, 2016.
16171 Pine Ridge Rd. Unit B3-1 Ft. Myers, FL 33908 (Lee County)	Ozinus Pine Ridge, LLC 12481 Brantley Common Ft. Myers, FL 33907	Improved	Storage	Marina Mike’s - Ft. Myers (storage warehouse) – pursuant to that Lease Agreement, dated June 15, 2017

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
3301 NE Indian River Dr. Jensen Beach, FL 34957 (Martin County)	Sundance Marine Dixie, Inc. 1719 SE 13th St. Ft. Lauderdale, FL 33316 & 1325 East Lake Dr. Ft. Lauderdale, FL 33316	Unimproved	Parking lot

SunDance Marine
(Jensen Beach) –

Retail sale of new boats and service department on water in Jensen Beach, Florida pursuant to that Lease Agreement, dated February 1, 2016, which covers both:

3301 NE Indian River Dr.
Jensen Beach, FL 34957

&

3321 NE Indian River Dr.
Jensen Beach, FL 34957

3321 NE Indian River Dr. Jensen Beach, FL 34957 (Martin County)	Indian River Drive, Inc. 1719 SE 13th St. Ft. Lauderdale, FL 33316 & 1325 East Lake Dr. Ft. Lauderdale, FL 33316	Improved	Showroom, sales offices and marina

SunDance Marine
(Jensen Beach) –

Retail sale of new boats and service department on water in Jensen Beach, Florida pursuant to that Lease Agreement, dated February 1, 2016, which covers both:

3301 NE Indian River Dr.
Jensen Beach, FL 34957

&

3321 NE Indian River Dr.
Jensen Beach, FL 34957

420 S.W. Federal Hwy. Stuart, FL 34994 (Martin County)	DB South Florida Properties, LLC 821 SW Pine Tree Ln. Palm City, FL 34990	Improved	Showroom and sales offices	Ocean Blue Yacht Sales Retail sale of new boats in Martin Co., Florida pursuant to that Lease Agreement, dated February 1, 2019.
200 NW Alice Ave. Stuart, FL 34994 (Martin County)	Central Marine Properties East, LLC 7977 9th Ave. South St. Petersburg, FL 33707 Attention: William A. Geiger, Jr.	Improved	Sales offices, services and parts warehouse	Central Marine Properties East Boat Sales & Marina retail sales, storage and marina in Stuart, FL
9595 NW 7th Avenue Miami, FL 33150 (Miami-Dade County)	Ibanez Investment Group, Inc. P.O. Box 614417 North Miami, FL 33261	Improved	Showroom & sales offices	SunDance Marine (Miami) – Retail sale of new boats in Miami, Florida pursuant to that Lease Agreement, dated June 10, 2016

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
2550 S. Bayshore Dr. Coconut Grove, FL 33133 (Miami-Dade County)	Aligned Bayshore Marina, LLC 2550 S. Bayshore Dr. Coconut Grove, FL 33133	Improved	Retail office space	Grande Yachts (Miami)- new boat sales location in Miami, Florida pursuant to that Lease Agreement, dated September 3, 2017
81500 Overseas Hwy, Islamorada FL 33060 (Monroe County) 101 Mastic Street Islamorada, FL 33036 (Monroe County) 102 Mastic Street Islamorada, FL 33036 (Monroe County)	OWM Islamorada FL Landlord, LLC c/o SunTrust Equity Funding, LLC 3333 Peachtree Road, NE, 10th Floor MC 3951 Atlanta, Georgia 30326 Attention: Lachlan Carlyle	Improved	Sales offices, services and parts warehouse	Caribee Boat Sales & Marina retail sales, storage and marina in Islamorada, FL
4601 Legendary Marina Drive Destin, FL 32541 (Okaloosa County)	LYC Destin, LLC 4100 Legendary Dr. Suite 200 Destin, FL 32541	Improved	Showroom, sales offices & storage	Legendary Marine (Destin) – Retail sale of new boats, full service & boat storage on water in Destin, Florida pursuant to that Lease Agreement, dated October 1, 2014
1460 Hwy 98 West (Okaloosa County) or 1450 Highway 98 W. Mary Esther, FL 32569 (Okaloosa County) & 1 Rush Road Mary Esther, FL 32569 (Okaloosa County)	OWM Mary Esther FL Landlord, LLC c/o SunTrust Equity Funding, LLC 3333 Peachtree Road, NE, 10th Floor MC 3951 Atlanta, Georgia 30326 Attention: Lachlan Carlyle	Improved	Sales offices, service and parts warehouse	Destin Marine Sunrise Marine’s service and retail sales of new and used boats in Destin, Florida
2620 Lakeshore Dr. Riviera Beach, FL 33404 (Palm Beach County)	Riviera Beach SMI, LLC 17330 Preston Rd. Suite 220A Dallas, TX 75252	Improved	Showroom, sales offices	Ocean Blue Yacht Sales
Retail sale of new boats in Palm Beach County, Florida pursuant to that Lease Agreement, dated September 7, 2017, which Ocean Blue Yacht Sales assigned, with Landlord’s consent, on February 25, 2019

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
1095 N. Hwy A1A Jupiter, FL 33477 (Palm Beach County)	Jupiter Inlet Marina, LLC 1095 N. Hwy A1A Jupiter, FL 33477	Improved	Slip & sales office	Grande Yachts (Jupiter Inlet) – pursuant to that Lease Agreement, dated May 17, 2017
2501 72nd St. N St. Petersburg, FL 33707 (Pinellas County)	Central Marine Service, Inc. 7977 9th Ave. South St. Petersburg, FL 33707 Attention: William A. Geiger, Jr.	Improved	Sales offices, services and parts warehouse	Central Marine Boat Sales & Marina retail sales, storage and marina in St. Petersburg, FL
3515 Tyrone Blvd N St. Petersburg, FL 33707 (Pinellas County) & 3535 Tyrone Blvd N St. Petersburg, FL 33707 (Pinellas County) & 3545 Tyrone Blvd N St. Petersburg, FL 33707 (Pinellas County)	Central Marine Service, Inc. 7977 9th Ave. South St. Petersburg, FL 33707 Attention: William A. Geiger, Jr.	Improved	Sales offices, services and parts warehouse	Central Marine Boat Sales & Marina retail sales, storage and marina in St. Petersburg, FL
9300 Emerald Coast Parkway Miramar Bch, FL 32550 (Walton County)	Sandestin Investments, LLC c/o Sandestin Real Estate 9300 Emerald Coast Pkwy Miramar Beach, FL 32550	Improved	bait & tackle shop

Legendary Marine
(Miramar Beach) –

350 sq. ft. shack selling bait and tackle in Sandestin’s Baytown Marina in Miramar, Florida (no boats sales; intended to cross-market sales at other locations) pursuant to that Lease Agreement, dated March 1, 2016

100 Ridge Rd. Canton, GA 30114 (Cherokee County)	OWM Canton GA Landlord, LLC c/o SunTrust Equity Funding, LLC 3333 Peachtree Road, NE, 10th Floor MC 3951 Atlanta, Georgia 30326 Attention: Lachlan Carlyle	Improved	Sales offices, services and parts warehouse	Singleton Marine Lake Allatoona retail sales, service & parts location

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
5820 Lake Oconee Pkwy Greensboro, GA 30642 (Greene County)	Boats with Gusto, LLC 5820 Lake Oconee Pkwy Greensboro, GA 30642	Improved	Showroom	SMG at Lake Oconee – Retail sale of new boats near Lake Oconee in Georgia pursuant to that Lease Agreement, dated October 13, 2014
5529 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	AnnWill, LLC 7280 Hwy 49 South Dadeville, AL 36853	Improved	Showroom & sales offices	Cobalt Boats of Atlanta (Lake Lanier) – Retail sale of new boats near Lake Lanier in Georgia pursuant to that Commercial Lease Agreement, dated July 24, 2014
adjacent to preceding propert: 0 McEver Road Buford, GA 30518 (Hall County)	CBD Investments, LLC Two Ravinia Dr. Ste. 850 Atlanta, GA 30346	Unimproved	N/A	Cobalt Boats of Atlanta (Lake Lanier) – Inventory storage for Cobalt Boats of Atlanta above (no boat sales) pursuant to that Lease Agreement, dated August 8, 2014
6900 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	PS Marinas I, LP c/o Westrec Marina Management, Inc. 16633 Ventura Blvd. 6th Floor Encino, CA 91436	Improved	Showroom, sales offices & marina

Yacht Center of Lake Lanier Islands –

Yacht sales on Lake Lanier in Georgia pursuant to that Lease Agreement, dated March 1, 2010, as amended May 31, 2012, as amended April 15, 2013, as amended July 24, 2015, subject to assignment, dated October 1, 2016

6900 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	PS Marinas I, LP c/o Westrec Marina Management, Inc. 16633 Ventura Blvd. 6th Floor Encino, CA 91436	Improved	Corporate offices	Yacht Center of Lake Lanier Islands – Yacht sales on Lake Lanier in Georgia pursuant to that Lease Agreement, dated April 1, 2017

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
6700 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	Holiday Marina, LLC c/o Westrec Marina Management., Inc. 16633 Ventura Blvd. 6th Floor Encino, CA 91436	Improved	Service garage & parts storage	Lazy Days at Holiday Marina – on-water boat service on Lake Lanier, in Georgia pursuant to that Lease Agreement, dated July 1, 2016
6275 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	Linda C. Singleton, LLC 2876 Hamilton Rd Auburn, AL 36830	Improved	Corporate office & service garage	OWMH Corp. Headquarters (Lake Lanier) – corporate offices and used-boat reconditioning near Lake Lanier in Georgia (no boat sales) pursuant to that Commercial Lease Agreement, dated July 24, 2014
3149 Shoreland Dr. Buford, GA 30518 (Hall County)	Blue Creek Marina, LLC 2876 Hamilton Rd Auburn, AL 36830	Improved	Showroom & sales offices	SMG Used Boat Supercenter (Lake Lanier) – Retail sale of pre-owned boats near Lake Lanier in Georgia pursuant to that Commercial Lease Agreement, dated July 24, 2014
6516 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	Lawrence Sosnow & Sharon Sosnow 5563 Brendlynn Dr. Suwannee, GA 30024	Improved	Sales office	American Boat Brokers (Lake Lanier) – Retail sale of pre-owned boats near Lake Lanier in Georgia pursuant to that Lease Agreement, dated March 31, 2015
45 Bartlett Ferry Road Fortson, GA 31808 (Harris County)	Sing Properties, LLC 2876 Hamilton Rd Auburn, AL 36830	Improved	Showroom & sales offices	SMG Lake Harding – Retail sale of pre-owned boats near Lake Harding in Georgia pursuant to that Commercial Lease Agreement, dated May 1, 2015

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
2540 E. Highway 90 Bronston, KY 42518 (Pulaski County)	Jimmy and Ruth Troxtell 228 Club House Dr. Monticello, KY 42633	Improved	Service building and storage	Lookout Marine – Full service department and storage near Lake Cumberland in Kentucky pursuant to that Lease Agreement, dated June 1, 2016
6590 S. Highway 27 Somerset, KY 42501 (Pulaski County)	Jimmy and Ruth Troxtell 228 Club House Dr. Monticello, KY 42633	Improved	Showroom & sales offices	Lookout Marine – Retail sale of new boats near Lake Cumberland in Kentucky pursuant to that Lease Agreement, dated June 1, 2016
100 Falmouth Road Mashpee, MA 02649 (Barnstable County) & 0 Falmouth Road Mashpee, MA 02649 (Barnstable County) & 17 Bowdoin Road Mashpee, MA 02649 (Barnstable County)	T & C NOMINEE TRUST u/d/t dated Sept. 22, 2010 61 Amy Brown Road Mashpee, MA 02649	Improved	Showroom, sales office, and service	Bosun’s Marine (Cape Cod Showroom) – Retail sale of new and used boats, showroom and full service department in Mashpee, Massachusetts pursuant to that Lease Agreement, dated June 1, 2018
205 Newbury Street Peabody, MA 01960 (Essex County) & 207 Newbury Street Peabody, MA 01960 (Essex County)	BOSUN’S NEWBURY NOMINEE TRUST u/d/t dated Aug. 2, 2006 61 Amy Brown Road Mashpee, MA 02649	Improved	Showroom, sales office, and service	Bosun’s Marine (Boston/North Shore) – Retail sale of new and used boats, showroom and full service department in Peabody, Massachusetts pursuant to that Lease Agreement, dated June 1, 2018
1209 E. Falmouth Hwy. East Falmouth, MA 02536 (Barnstable County)	R & G REALTY TRUST u/d/t dated Dec. 6, 2011 61 Amy Brown Road Mashpee, MA 02649	Improved	Sales office, service, and marina	Bosun’s Marine (East Falmouth Marina)- Retail sale of new and used boats, and full service & boat storage on water in East Falmouth, Massachusetts pursuant to that Lease Agreement, dated June 1, 2018

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
21 Frog Pond Close Mashpee, MA 02649 (Barnstable County)	SHOESTRING BAY NOMINEE TRUST u/d/t dated Dec. 12, 2001 61 Amy Brown Rd. Mashpee, MA 02649	Improved	Slip rental	Bosun’s Marine (Mashpee Neck Marina) – Retail slips and on water boat storage in Mashpee, Massachusetts pursuant to that Lease Agreement, dated June 1, 2018
411 Winchester Creek Rd. Grasonville, MD 21638 (Queen Anne’s County)	GYI, LLC 183 Prince George St. Annapolis, MD 21401	Improved	Showroom, sales offices, service garage, and marina	Grande Yachts (HQ / Grasonville) – Retail sale of new and used boats, full service & boat storage on water in Grasonville, Maryland pursuant to that Lease Agreement, dated March 1, 2017
301 Pier One Road Stevensville, MD 21666 (Queen Anne’s County)	Great American Life Insurance Co. c/o Property Brothers Management Corp. 357 Pier One Road Stevensville, MD 21666	Improved	Retail sales office and marina slips

Grande Yachts
(Stevensville / Annapolis) –

Retail sale of new and used boats on water near Annapolis, Maryland pursuant to that Lease for Commercial Office Space at Bay Bridge Marina, dated May 1, 2015, as amended by the First Amendment to Lease for Commercial Office Space at Bay Bridge Marina, dated February 1, 2016, and the Second Amendment to Lease for Commercial Office Space at Bay Bridge Marina, dated March 1, 2017

1 Icard Lane New Rochelle, NY 10805 (Westchester County)	Giacobbe Enterprises, Inc. 583 Davenport Ave. New Rochelle, NY 10805	Improved	Retail sales office	Grande Yachts (New York) – Retail sale of new and used boats on water near New York City pursuant to that Lease Agreement, dated April 25, 2017
1322 & 1324 Airlie Rd. Wilmington, NC 28403 (New Hanover County)	Crocker’s Landing Association, Inc. P.O. Box 1304 Wrightsville, NC 28480	Improved	Retail sales office and marina slips	Grande Yachts (Wilmington) – Retail sale of new and used boats on water near Wrightsville Beach, North Carolina pursuant to that Commercial Lease Agreement, dated April 1, 2017

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
1611 Sawmill Parkway Huron, OH 44839 (Erie County)	Three SeaSons Partners, LLC 26600 Jefferson Ct. Bay Village, OH 44140	Improved	Showroom, sales offices, service, and storage facilities	South Shore Marine – Retail sale of new and used boats near the water in Huron, Ohio pursuant to that Commercial Lease Agreement, dated August 1, 2017

9481 State Route 708 N.
Lakeview, OH 43331
(Logan County)

     &

9488 State Route 708
Lakeview, OH 43331
(Logan County)

     &

9494 State Route 708
Lakeview, OH 43331
(Logan County)

    &

9506 State Route 708
Lakeview, OH 43331
(Logan County)

     &

9637 State Route 235 N.
Lakeview, OH 43348
(Logan County)

     &

8967 Court St.
Lakeview, OH 43331
(Logan County)

     &

Chestnut St.
Lakeview, OH 43331
(Logan County)

     &

8852 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)

     &

8866 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)

     &

8875 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)

     &

525 Washington Ave.
Russells Point, OH 43348
(Logan County)

     &

539 Washington Ave.
Russells Point, OH 43348
(Logan County)

	REBO, Inc. 9481 State Route 708 N. Lakeview, OH 43331	Improved	Showroom, sales offices, service department and garage, dry storage, wet slips, other storage facilities, and multiple RV trailer or mobile home lots

Spend A Day Marina –

Retail sale of new and used boats, rental boats, rental RV lots, full service garage, and boat storage on and off water on Indian Lake in Ohio pursuant to that Commercial Lease Agreement, dated April 1, 2018

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
33 Lockwood Dr. Charleston, SC 29401 (Charleston County)	AMH–Ashley Marina, LLC 33 Lockwood Dr. Charleston, SC 29401	Improved	Retail sales office	Grande Yachts (Charleston) - FORMER retail sale of new and used boats on water in Charleston, South Carolina pursuant to that Office Lease Agreement, dated April 22, 2017
24 Patriots Point Rd. Mt. Pleasant, SC 29464 (Charleston County)	Patriots Point Development Authority c/o Brothers Property Management Corp. d/b/a Charleston Harbor Resort and Marina 20 Patriots Point Rd. Mt. Pleasant, SC 29464	Improved	Retail sales office	Grande Yachts (Charleston) - Retail sale of new and used boats on water in Charleston, SC pursuant to that Lease Agreement, dated March 1, 2019
3216 Highway 378 Leesville, SC 29070 (Lexington County)	A & M Properties, LLC 210 Tom Drafts Cir. Gilbert, SC 29054	Improved	Showroom & sales offices	Captain’s Choice - Retail sale of new boats on Lake Murray in South Carolina pursuant to that Lease Agreement, dated June 1, 2015
3214 Highway 378 Leesville, SC 29070 (Lexington County)	Edith D. Giddens Rev. Trust, dated 11/27/13 William H. Giddens Trust, dated 11/27/13	Improved	Storage adjacent to 3216 Hwy 378 Leesville, SC 29070	Captain’s Choice - Boat storage on Lake Murray in South Carolina pursuant to that Lease Agreement, dated January 1, 2018

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
15597 North Hwy 11 Salem, SC 29676 (Oconee County)	North Keowee Land, LLC 2876 Hamilton Rd Auburn, AL 36830	Improved	Showroom & sales office	SMG Keowee North Marine - Retail sale of new boats near Lake Keowee in South Carolina pursuant to that Commercial Lease Agreement, dated July 24, 2014
152 Mariner Circle Sunset, SC 29685 (Pickens County) & 135 Mariner Circle Sunset, SC 29685 (Pickens County)	The Cliffs Club at Keowee Vineyards, LLC 341 Keowee Baptist Church Rd. Six Mile, SC 29682	Improved	Storage space, and fuel dock	SMG Keowee Vineyards - Storage, fuel sales, boat rentals on Lake Keowee in South Carolina (no boat sales) pursuant to that Lease Agreement, dated June 13, 2013
10439 Broad River Rd. Irmo, SC 29063 (Richland County)	Clepper Brothers, LLC 208 Rucker Rd. Chapin, SC 29036 & 1016 Gates Rd. Irmo, SC 29063	Improved	Showroom & sales offices	Ray Clepper Boat Ctr – Retail sale of new boats near Irmo, South Carolina pursuant to that Lease Agreement, dated February 1, 2019
1520 N. Stemmons Fwy Lewisville, TX 75067 (Denton County)

Phil Dill Boats, Inc.

2016 Justin Rd Suite 300
Lewisville, TX 75077

Payment via Sublandlord:
North Keowee Land, LLC
2876 Hamilton Rd
Auburn, AL 36830

Leasehold rights secured through Sub-Sublandlord:
Cobalt Boats of Atlanta, LLC

2876 Hamilton Rd
Auburn, AL 36830

Improved	Showroom & sales offices	Phil Dill Boats -
Retail sale of new boats near Dallas, Texas pursuant to that Lease Agreement, dated October 30, 2011, subject to sublease, dated October 31, 2011, subject to sub-sublease, dated September 26, 2014
2908 N. Stemmons Fwy Lewisville, TX 75077 (Denton County)	Trett Enterprises, LLC (Concessionaire to Army Corps of Engineers) 1 Eagle Point Road Lewisville, TX 75077	Improved	Showroom & sales offices

The Slalom Shop –

Retail sale of new boats near Dallas/Fort Worth, Texas pursuant to that Consent to the Assignment of the Sales, Lease, and Operating Agreement,
Pursuant to the Extension and Modification Agreement, dated December 1, 2018

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
2700 NASA Rd. Seabrook, TX 77586 (Harris County) & 1921 Larrabee St. Seabrook, TX 77586 (Harris County)	2700 NASA Parkway, LP P.O. Box 627 Seabrook, TX 77586	Improved	Showroom & sales offices

Texas Marine
(Seabrook/Clear Lake) –

pursuant to that Commercial Lease Agreement, dated December 10, 2007 as amended by the First Amendment to Lease dated November 30, 2015 as amended by the Second Amendment to Lease dated April 28,2017

1140 Interstate 10 N. Beaumont, TX 77702 (Jefferson County)	JHMH REALTY, LLC - BEAUMONT SERIES 1140 Interstate 10 N. Beaumont, TX 77702	Improved	Showroom, sales offices, and service	Texas Marine (Beaumont) – pursuant to that Commercial Lease Agreement, dated February 1, 2018
1107 Interstate 45 S. Conroe, TX 77301 (Montgomery County) & 300 Austin Road Conroe, TX 77301 (Montgomery County)	JHMH REALTY, LLC - CONROE SERIES 1140 Interstate 10 N. Beaumont, TX 77702	Improved	Showroom, sales offices, and service	Texas Marine (Conroe/Houston) – pursuant to that Commercial Lease Agreement, dated February 1, 2018
1219 Interstate 45 S. Conroe, TX 77301 (Montgomery County)	Ben Perdue 5055 Dunfries Houston, TX 77096	Unimproved	N/A	Texas Marine (Conroe/Houston) – pursuant to that Commercial Lease Agreement, dated February 2, 2015
319 Post Oak Dr. Conroe, TX 77301 (Montgomery County)	Pine Ridge Apartments, LLC 407 Gladstell Conroe, TX 77301	Unimproved	N/A	Texas Marine (Conroe/Houston) – pursuant to that Commercial Lease Agreement, dated February 1, 2018
15096 Interstate 45 S. Conroe, TX 77384 (Montgomery County)	Sing Properties, LLC 2876 Hamilton Rd Auburn, AL 36830	Improved	Showroom & sales offices	SMG Wake Houston – Retail sale of new boats near Houston, Texas pursuant to that Commercial Lease Agreement, dated July 24, 2014

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Unimproved	If Improved, Type	Use of Property
801 S. Interstate 45 Conroe, TX 77301 (Montgomery County)	Gene & Betty Wolf PO Box 2908 Conroe, TX 77305	Improved	Showroom & sales offices	SMG Texas Sport Boats – Retail sale of new boats near Houston, Texas pursuant to that Commercial Lease Agreement, dated October 13, 2016
118 Lavilla Road Graford, TX 76449 (Palo Pinto County)	Martin Properties, LLC 804 N. Shore Drive Lewisville, TX 75077	Improved	Showroom & sales offices	The Slalom Shop – Retail sale of new boats near Dallas/Fort Worth, Texas on Possum Kingdom Lake

SCHEDULE 4.13(b)

Real Estate Assets

The following is a list of all fee owned Real Estate Assets owned by Credit Parties in fee-simple:

Complete Address (including county)	Credit Party	Whether Improved or Unimproved	If Improved, Type of Improvements	Use of Property	Approximate Value
19300 S. Tamiami Trail Fort Myers, FL 33908 (Lee County)	One Water Marine Holdings, LLC	Improved	Sales offices, service and parts warehouse	Marina Mike’s retail sale of new boats in Fort Myers, FL	$1,200,000
124 Edgewater Drive Jacksons Gap, AL 36861 (Tallapoosa County)	Singleton Assets & Operations, LLC	Improved	Sales office and storage	Retail sale of pre-owned boats near Lake Martin in Alabama	$1,250,000

The following is a list of all Leasehold Properties together with a list of all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Estate Asset of any Credit Party, regardless of whether such Credit Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment:

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated Aug. 1, 2014 (subject to its Addendum No. 1, dated July 1, 2015)	3977 Hwy 59 S. Gulf Shores, AL 36542 (Baldwin County)	Legendary Marine Alabama, LLC (Owner & Landlord)	One Water Marine Holdings, LLC (Tenant & Assignor)	10/01/2014	9/30/2029	NONE
Assignment and Assumption of Lease, dated October 1, 2014	SAME AS ABOVE	One Water Marine Holdings, LLC (Assignor)	Legendary Assets & Operations, LLC (Assignee)	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE
Lease Agreement, dated Nov. 1, 2016	28791 US Hwy 98 Daphne, AL 36526 (Baldwin County)	A Proper Wash, LLC (Owner & Landlord)	Legendary Assets & Operations, LLC (Tenant)	11/01/2016	11/01/2021	two 5-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated March 13, 2016	27844 Canal Road Orange Beach, AL 36561 (Baldwin County)	Sportsman Marina, LP (Owner and Landlord)	Legendary Assets & Operations, LLC (Tenant)	03/13/2016	Month-to-month	NONE
Commercial Lease Agreement, dated July 24, 2014	486 Parker Creek Marina Rd. Equality, AL 36026 (Coosa County)	WillAnn, LLC (Owner and Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Land and Building Lease Agreement, dated July 1, 2015	15904 Hwy 231-431 N. Hazel Green, AL 35750 (Madison County)	Rambo HG Properties, LLC (Owner and Landlord)	Singleton Assets & Operations, LLC (Tenant)	07/01/2015	06/30/2030	two 5-year extensions
Land and Building Lease Agreement, dated July 1, 2015	10396 Highway 280 E. Westover, AL 35185 (Shelby County)	Rambo BHM Properties, LLC (Owner and Landlord)	Singleton Assets & Operations, LLC (Tenant)	07/01/2015	06/30/2030	two 5-year extensions
Land and Building Lease Agreement, dated August 1, 2015	One Acre adjacent to: 10396 Highway 280 E. Westover, AL 35185 (Shelby County)	Rambo BHM Properties, LLC (Owner and Landlord)	Singleton Assets & Operations, LLC (Tenant)	07/01/2015	06/30/2030	two 5-year extensions
Commercial Lease Agreement, dated July 24, 2014	7280 Highway 49 S. Dadeville, AL 36853 (Tallapoosa County)	WillAnn, LLC (Owner and Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Lease Agreement, dated March 16, 2017	5792 Highway 49 South Dadeville, AL 36853 (Tallapoosa County)	Lord Genesh, Inc. (Owner and Lessor)	Singleton Assets & Operations, LLC (Lessee)	03/16/2016	01/31/2020	NONE
Lease Agreement and Option to Purchase, dated April 1, 2017	3829 Thomas Dr. Panama City, FL 32408 (Bay County)	3829 Thomas Drive, LLC (Owner and Landlord)	Legendary Assets & Operations, LLC (Tenant)	04/01/2017	3/31/2032	two 5-year extensions
Lease Agreement and Option to Purchase, dated April 1, 2017	4009 Thomas Dr. Panama City, FL 32408 (Bay County)	4009 Thomas Drive, LLC (Owner and Landlord)	Legendary Assets & Operations, LLC (Tenant)	04/01/2017	04/01/2032	two 5-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Amendment to Lease, dated July 1, 2017	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	07/01/2017	04/01/2032	SAME AS ABOVE
Triple Net Lease Agreement, dated February 1, 2016	491 S. Federal Hwy Pompano Beach, FL 33062 (Broward County)	LAC Marine Corp. (Owner and Landlord)	One Water Marine Holdings, LLC (Tenant)	02/01/2016	01/31/2026	one 5-year renewal option
Triple Net Lease Agreement, dated February 1, 2016	2660 Northeast 16th St. Pompano Beach, FL 33062 (Broward County)	MMJC Realty, LLC (Owner and Landlord)	One Water Marine Holdings, LLC (Tenant)	02/01/2016	01/31/2026	one 5-year renewal option
Lease, dated March 1, 2017	801 & 821 NE Third St. Dania Beach, FL 33004 (Broward County)	Harbour Towne Marina, LLC (Owner) & Westrec Investors, Inc. (Landlord)	Midwest Assets & Operations, LLC (Tenant)	03/01/2017	02/29/2020	one 3-year extension
Lease Agreement, dated February 1, 2019	2600 N. Federal Hwy. Lighthouse Pt, FL 33064 (Broward County)	OBYS Holdings, LLC (Owner and Landlord)	South Florida Assets & Operations, LLC (Tenant)	02/01/2019	01/31/2034	two 5-year renewal options
Lease Agreement, dated August 2, 2019	651 S. Federal Hwy. Pompano Beach, FL 33060 (Broward County)	OWM Pompano Beach FL Landlord, LLC (Owner & Landlord)	Midwest Assets & Operations, LLC (Tenant)	08/2/2019	08/2/2024	Four 5-year extensions
Lease Agreement, dated October 13, 2016	84 W Airport Blvd. Pensacola, FL 32503 (Escambia County)	Eugene Killinger, Trustee of the Douglas Eugene Killinger Rev. Mgmt. Trust (Owner) 84 W. Airport, LLC (Prime Landlord)	Legendary Assets & Operations, LLC (Lessee)	10/01/2016	09/30/2021	one 5-year renewal option
Assignment, Assumption & Landlord Consent, dated October 1, 2016	SAME AS ABOVE	LMIP Holding, LLC (Assignor) 84 W. Airport, LLC (Prime Landlord)	Legendary Assets & Operations, LLC (Assignee)	10/01/2016	09/30/2021	one 5-year renewal option

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated August 1, 2017	997 S. Palafox St. Pensacola, FL 32502 (Escambia County)	Day Break Marina, Inc.	Legendary Assets & Operations, LLC (Tenant)	08/01/2018	08/31/2019	Annual
Lease Agreement, dated June 15, 2017	16171 Pine Ridge Rd. Unit B3-1 Ft. Myers, FL 33908 (Lee County)	Ozinus Pine Ridge, LLC	Legendary Assets & Operations, LLC (Tenant)	07/15/2017	06/30/2019	NONE
Triple Net Lease Agreement, dated February 1, 2016	3301 NE Indian River Dr. Jensen Beach, FL 34957 & 3321 NE Indian River Dr. Jensen Beach, FL 34957 (Martin County)	Sundance Marine Dixie, Inc. (Owner and Landlord of 3301 Indian River) & Indian River Drive, Inc. (Owner and Landlord of 3321 Indian River)	One Water Marine Holdings, LLC (Tenant)	02/01/2016	01/31/2026	one 5-year renewal option
Lease Agreement, dated February 1, 2019	420 S.W. Federal Hwy. Stuart, FL 34994 (Martin County)	DB South Florida Properties, LLC (Owner & Landlord)	South Florida Assets & Operations, LLC (Tenant)	02/01/2019	01/31/2034	two 5-year renewal options
Lease Agreement, dated August 29, 2019	200 NW Alice Ave. Stuart, FL 34994 (Martin County)	Central Marine Properties East, LLC (Owner & Landlord)	South Florida Assets & Operations, LLC (Tenant)	08/01/2019	07/31/2034	Two 5-year extensions
Lease Agreement, dated June 10, 2016	9595 NW 7th Avenue Miami, FL 33150 (Miami-Dade County)	Ibanez Investment Group, Inc. (Owner & Landlord)	South Florida Assets & Operations, LLC	08/1/2016	07/1/2021	NONE
Slip Rental Agreement (4 slips)	2890 NE 187th Street Aventura, FL 33180 (Miami-Dade County)	AMP IV - Hidden Harbour, LLC (Landlord)	South Florida Assets & Operations, LLC (Tenant)	04/01/2019	03/31/2020	NONE
Lease Agreement, dated September 20, 1985	2550 S. Bayshore Dr. Suite 207 Coconut Grove, FL 33133 (Miami-Dade County)	Aligned Bayshore Marina, LLC (Owner) & Prime Marina Group, LLC (Landlord)	Midwest Assets & Operations, LLC (Tenant)	09/01/2017	07/31/2022	NONE

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Assignment and Assumption of Lease, dated February 28, 2017	SAME AS ABOVE	Lab Marine, Inc. d/b/a Grande Yachts International (Assignor)	Midwest Assets & Operations, LLC (Assignee)	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE
Lease Agreement, dated November 1, 2016	15600 Collins Avenue Miami Beach, FL 33154 (Miami-Dade County)	Haulover Marine Center, LLC	South Florida Assets & Operations, LLC (Tenant)	11/01/2016	Month-to-month	NONE
Lease Agreement, dated August 2, 2019	81500 Overseas Hwy. Islamorada, FL 33036 (Monroe County) & 101 Mastic Street Islamorada, FL 33036 (Monroe County) & 102 Mastic Street Islamorada, FL 33036 (Monroe County)	OWM Islamorada FL Landlord, LLC (Owner & Landlord)	South Florida Assets & Operations, LLC (Tenant)	08/2/2019	08/2/2024	Four 5-year extensions
Lease Agreement, dated October 1, 2014	4601 Legendary Marina Dr. Destin, FL 32541 (Okaloosa County)	LYC Destin, LLC (Owner and Landlord)	One Water Marine Holdings, LLC (Tenant)	10/01/2014	10/31/2029	NONE
Landlord Consent and Estoppel dated October 25, 2016	SAME AS ABOVE	One Water Marine Holdings, LLC (Assignor)	Legendary Assets & Operations, LLC (Assignee)	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE
Lease Agreement, dated August 2, 2019	1460 Hwy 98 West (Okaloosa County) or 1450 Highway 98 W. Mary Esther, FL 32569 (Okaloosa County) & 1 Rush Road Mary Esther, FL 32569 (Okaloosa County)	OWM Mary Esther FL Landlord, LLC (Owner & Landlord)	Legendary Assets & Operations, LLC (Tenant)	08/2/2019	08/2/2024	Four 5-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated September 7, 2017	2620 Lakeshore Dr. Riviera Beach, FL 33404 (Palm Beach County)	Riviera Beach SMI, LLC (Owner and Landlord)	South Florida Assets & Operations, LLC (Tenant)	02/01/2019	08/31/2019	one 3-year renewal options
Slip Rental Agreement (2 slips and 1 parking space)	105 Lake Shore Drive, Lake Park, FL 33403 (Palm Beach County)	Town of Lake Park (Owner and Landlord)	South Florida Assets & Operations, LLC (Tenant)	04/01/2019	03/31/2020	NONE
Lease Agreement, dated May 17, 2017	1095 N. Hwy A1A Jupiter, FL 33477 (Palm Beach County)	Jupiter Inlet Marina, LLC (Owner and Landlord)	Midwest Assets & Operations, LLC (Tenant)	04/01/2017	30-day notice	NONE
Lease Agreement, dated August 29, 2019	2501 72nd St. N. St. Petersburg, FL 33707 (Pinellas County)	Central Marine Service, Inc. (Owner & Landlord)	South Florida Assets & Operations, LLC (Tenant)	08/01/2019	07/31/2034	Two 5-year extensions
Lease Agreement, dated August 29, 2019	3515 Tyrone Blvd N. St. Petersburg, FL 33707 (Pinellas County) & 3535 Tyrone Blvd N. St. Petersburg, FL 33707 (Pinellas County) & 3545 Tyrone Blvd N. St. Petersburg, FL 33707 (Pinellas County)	Central Marine Service, Inc. (Owner & Landlord)	South Florida Assets & Operations, LLC (Tenant)	08/01/2019	07/31/2034	Two 5-year extensions
Lease Agreement, dated March 3, 2016	9300 Emerald Coast Pkwy Miramar Beach, FL 32550 (Walton County)	Sandestin Investments, LLC (Owner) c/o Sandestin Real Estate (Landlord)	Legendary Assets & Operations, LLC (Tenant)	03/14/2016	03/13/2021	one 5-year renewal
Lease Agreement, dated August 2, 2019	100 Ridge Rd. Canton, GA 30114 (Cherokee County)	OWM Canton GA Landlord, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	08/2/2019	08/2/2024	Four 5-year extensions
Lease Agreement, dated October 13, 2014	5820 Lake Oconee Pkwy Greensboro, GA 30642 (Greene County)	Boats with Gusto, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	10/13/2014	01/30/2022	No extension

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Commercial Lease Agreement, dated July 24, 2014	5529 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	AnnWill, LLC (Owner & Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Lease Agreement, dated August 5, 2014	adjacent to preceding prop. 0 McEver Road Buford, GA 30518 (Hall County)	CBD Investments, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	08/11/2014	8/11/2017	NONE
Assignment, Assumption & Landlord Consent, dated October 1, 2014	SAME AS ABOVE	Cobalt Boats of Atlanta, LLC (Assignor)	Singleton Assets & Operations, LLC Assignee	SAME	SAME	NONE
Lease Agreement, dated January 25, 2010	6900 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	PS Marinas I, LP c/o Westrec Marina Management, Inc. (Master Landlord) - the property is owned by the U.S. Army Corp of Engineers	Singleton Assets & Operations, LLC (Assignee & Tenant)	04/01/2017	12/31/2020	NONE
First Amendment to Lease dated February 23, 2010	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	05/31/2012	10/01/2016	NONE
Second Amendment to Lease dated May 31, 2012	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	07/24/2015	10/01/2026	NONE
3rd Amendment to Lease, dated April 15, 2013	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	No change to dates. Permits SMG to install and operate a cable system at the marina.

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
4th Amendment to Lease, dated July 24, 2015	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	Extension of Term	10/01/2026	NONE
Assignment, Assumption of Lease, dated July 24, 2014	SAME AS ABOVE	Blue Creek Marina, LLC Assignor	Singleton Assets & Operations, LLC Assignee	SAME	SAME	NONE
Lease Agreement, dated April 1, 2017	6900 Lanier Islands Pkwy Buford, GA 30518 (Hall County) Corporate office space	PS Marinas I, LP c/o Westrec Marina Management, Inc. (Master Landlord) - the property is owned by the U.S. Army Corp of Engineers	Singleton Assets & Operations, LLC (Assignee & Tenant)	04/01/2017	12/31/2020	NONE
Lease Agreement, dated July 1, 2016	6700 Lanier Islands Pkwy Buford, GA 30518 (Hall County) Lazy Dayz	Holiday Marina, LLC c/o Westrec Marina Management, Inc. (Master Landlord) - the property is owned by the U.S. Army Corp of Engineers	Singleton Assets & Operations, LLC (Tenant)	07/01/2016	10/01/2026	NONE
Commercial Lease Agreement, dated July 24, 2014	6275 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	Linda C. Singleton, LLC (Owner & Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Commercial Lease Agreement, dated July 24, 2014	3149 Shoreland Dr. Buford, GA 30518 (Hall County)	Blue Creek Marina, LLC (Owner & Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Lease Agreement, dated March 31, 2015	6516 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	Lawrence & Sharon Sosnow (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	03/31/2015	03/31/2020	one 5-year renewal

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Commercial Lease Agreement, dated May 1, 2015	45 Bartlett Ferry Rd. Fortson, GA 31808 (Harris County)	Sing Properties, LLC (Owner & Lessor)	Singleton Assets & Operations, LLC (Lessee)	05/01/2015	05/01/2025	NONE
Lease Agreement, dated June 1, 2016	2540 E. Highway 90 Bronston, KY 42633 (Pulaski County)	Jimmy H. Troxtell, Ruth F. Troxtell, and Jimmy H. Troxtell, Jr. (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	06/01/2016	06/01/2031	two 5-year extensions
Lease Agreement, dated June 1, 2016	6590 S. Highway 27 Somerset, KY 42501 (Pulaski County)	Jimmy H. Troxtell, Ruth F. Troxtell (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	06/01/2016	06/01/2031	two 5-year extensions
Lease Agreement, dated March 1, 2017	411 Winchester Creek Rd. Grasonville, MD 21638 (Queen Anne’s)	GYI, LLC (Owner & Landlord)	Midwest Assets & Operations, LLC (Tenant)	03/01/2017	03/31/2032	two 5-year extensions
Lease for Commercial Office Space at Bay Bridge Marina, dated May 1, 2015	301 Pier One Rd. Stevensville, MD 21666 (Queen Anne’s)	Great American Life Ins. Co. (Owner) & Brothers Prop. Mgmt. (Landlord)	Midwest Assets & Operations, LLC (Tenant)	05/01/2015	4/30/2016	NONE
First Amendment to Lease for Commercial Office Space at Bay Bridge Marina, dated February 1, 2016	SAME AS ABOVE	SAME AS ABOVE	Midwest Assets & Operations, LLC.	05/01/2016	4/30/2017	NONE
Second Amendment to Lease for Commercial Office Space at Bay Bridge Marina, dated March 1, 2017	SAME AS ABOVE	SAME AS ABOVE	Midwest Assets & Operations, LLC (Tenant)	05/01/2017	04/30/2022	NONE

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated June 1, 2018	100 Falmouth Rd. Mashpee, MA 02649 (Barnstable County) 0 Falmouth Rd. Mashpee, MA 02649 (Barnstable County) 17 Bowdoin Rd. Mashpee, MA 02649 (Barnstable County)	T & C NOMINEE TRUST u/d/t dated September 22, 2010 (Owner & Landlord)	Bosun’s Assets & Operations, LLC (Tenant)	06/01/2018	05/31/2028	two 5-year extensions
Lease Agreement, dated June 1, 2018	205 Newbury St. Peabody, MA 01960 (Essex County) & 207 Newbury St. Peabody, MA 01960 (Essex County)	BOSUN’S NEWBURY NOMINEE TRUST u/d/t dated August 2, 2006 (Owner & Landlord)	Bosun’s Assets & Operations, LLC (Tenant)	06/01/2018	05/31/2028	two 5-year extensions
Lease Agreement, dated June 1, 2018	1209 E. Falmouth Hwy. East Falmouth, MA 02536 (Barnstable County)	R & G REALTY TRUST u/d/t dated December 6, 2011 (Owner & Landlord)	Bosun’s Assets & Operations, LLC (Tenant)	06/01/2018	05/31/2028	two 5-year extensions
Slip Rental Agreement, dated June 1, 2018	21 Frog Pond Close Mashpee, MA 02649 (Barnstable County)	SHOESTRING BAY NOMINEE TRUST u/d/t dated December 12, 2001 (Owner & Landlord)	Bosun’s Assets & Operations, LLC (Tenant)	06/01/2018	10/31/2018	NONE
Dockage Application and License Agreement	1 Pier 8 13th St. Boston, MA 02129 (Suffolk County)	Charlestown Marina, LLC (Owner & Landlord)	Bosun’s Assets & Operations, LLC (Tenant)	05/01/2018	10/31/2018	NONE
Assignment, dated June 1, 2018	SAME	Bosun’s Marine, Inc. (Assignor)	Bosun’s Assets & Operations, LLC (Assignee)	06/01/2018	SAME	SAME
2018 Summer Inquiry/Reservation dated Oct. 24, 2007	10 White St. Salem, MA 01970 (Essex County)	SHM Hawthorne Cove, LLC (Owner & Landlord)	Bosun’s Assets & Operations, LLC (Tenant)	05/01/2018	11/15/2018	NONE

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Assignment, dated June 1, 2018	SAME	Bosun’s Marine, Inc. (Assignor)	Bosun’s Assets & Operations, LLC (Assignee)	06/01/2018	SAME	SAME
2018 Slip Agreement dated January 15, 2018	70 Green Harbor Rd. East Falmouth, MA 02536 (Barnstable County)	Green Pond Marina Associates, Inc. (Landlord) Hoboken, LLC (Owner)	Bosun’s Assets & Operations, LLC (Tenant)	05/01/2018	10/31/2018	NONE
Assignment, dated June 1, 2018	SAME	Bosun’s Marine, Inc. (Assignor)	Bosun’s Assets & Operations, LLC (Assignee)	06/01/2018	SAME	SAME
Lease of Land, dated Jan. 1, 2012	614 East Falmouth Hwy. East Falmouth, MA 02536 (Barnstable County)	The Cinroc, LLC (Landlord) Paulino P. Rodriques, Trustee of the Cinroc Realty Trust (Owner)	Bosun’s Assets & Operations, LLC (Tenant)	01/01/2012	12/31/2015	two 3-year extensions
Assignment, dated June 1, 2018	SAME	Bosun’s Marine, Inc. (Assignor)	Bosun’s Assets & Operations, LLC (Assignee)	06/01/2018	SAME	SAME
Lease Agreement, dated March 1, 2018	1 Icard Ln. New Rochelle, NY 10805 (Westchester County)	Giacobbe Enterprises, Inc. (Owner & Landlord)	Midwest Assets & Operations, LLC (Tenant)	03/01/2018	Month-to-month	NONE
Commercial Lease Agreement, dated March 1, 2017	1322 & 1324 Airlie Rd. Wilmington, NC 28403 (New Hanover County)	Crocker’s Landing Association, Inc. (Owner) & Crocker’s Landing, LLC (Landlord)	Midwest Assets & Operations, LLC (Tenant)	04/01/2017	03/31/2022	NONE
Lease Agreement dated August 1, 2017	1611 Sawmill Parkway Huron, OH 44839 (Erie County)	Three SeaSons Partners, LLC (Owner and Landlord)	South Shore Lake Erie Assets & Operations, LLC (Tenant)	08/01/2017	07/31/2032	two 5-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated June 1, 2017	1535 Sawmill Pkwy Huron, OH 44839 (Erie County)	Al Sentzel (Owner and Landlord)	South Shore Lake Erie Assets & Operations, LLC (Tenant)	06/01/2017	06/01/2018	NONE
Business Property Lease, dated October 1, 2017	3994 E. Harbor Road Port Clinton, OH 43452 (Ottawa County)	Knoll Crest Investors, LTD (Owner and Landlord)	South Shore Lake Erie Assets & Operations, LLC (Tenant)	10/01/2017	9/30/2018	one 12-month extension
Summer Dock Agreement dated August 1,2017	350 Huron Street P.O. Box 176 Huron, OH 44839 (Erie County)	Huron Yacht Club, Inc. (Owner and Landlord)	South Shore Lake Erie Assets & Operations, LLC (Tenant)	08/01/2017	08/01/2018	NONE
SonRise Summer Dockage Agreement dated October 15, 2016	1535 First Street Sandusky, OH 44870 (Erie County)	Hoty Marine Group, LLC d/b/a SonRise Marina (Owner and Landlord)	South Shore Lake Erie Assets & Operations, LLC (Tenant)	10/01/2016	08/01/2018	NONE
Lease Agreement, dated April 1, 2018

9481 State Route 708 N.
Lakeview, OH 43331
(Logan County)

&

9488 State Route 708
Lakeview, OH 43331
(Logan County)

&

9494 State Route 708
Lakeview, OH 43331
(Logan County)

&

9506 State Route 708
Lakeview, OH 43331
(Logan County)

&

9637 State Route 235 N.
Lakeview, OH 43348
(Logan County)

&

8967 Court St.
Lakeview, OH 43331
(Logan County)

&

Chestnut St.
Lakeview, OH 43331
(Logan County)

&

8852 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)

&

8866 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)

&

8875 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)

&

525 Washington Ave.
Russells Point, OH 43348
(Logan County)

&

539 Washington Ave.
Russells Point, OH 43348
(Logan County)

		REBO, Inc. (Owner and Landlord)	Midwest Assets & Operations, LLC (Tenant)	04/01/2018	03/31/2033	two 5-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated May 18, 2017	405 Main St. Russells Point, OH 43348 (Logan County)	Bruce A. Roby (Owner & Landlord)	Midwest Assets & Operations, LLC (Tenant)	05/01/2017	04/30/2022	one 5-year extensions
Assignment, Assumption & Landlord Consent, dated April 1, 2018	SAME AS ABOVE	Rebo, Inc. (Assignor)	Midwest Assets & Operations, LLC (Assignee)	SAME	SAME	SAME
Lease Agreement, dated July 22, 2017	11520 Township Rd. 87 Buildings 1, 2, 6 & 7 Lakeview, OH 43331 (Logan County)	TRD Leasing, LLC (Landlord) 87-93 W 9th Avenue, LLC (Owner of Bldg. 1&2) Township Road 87 Development II, LLC (Owner of Bldg. 6&7)	Midwest Assets & Operations, LLC (Tenant)	09/10/2017	09/1/2018	four 1-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Assignment, Assumption & Landlord Consent, dated April 1, 2018	SAME AS ABOVE	Rebo, Inc. (Assignor)	Midwest Assets & Operations, LLC (Assignee)	SAME	SAME	SAME
Office Lease Agreement, dated April 1, 2017	33 Lockwood Dr. Charleston, SC 29401 (Charleston County)	AMH-Ashley Marina, LLC (Owner & Landlord)	Midwest Assets & Operations, LLC (Tenant)	04/01/2017	03/30/2018	two 24-month extensions
Lease Agreement, dated February 27, 2019	24 Patriots Point Rd. Mt. Pleasant, SC 29464 (Charleston County)	Patriots Point Development Authority (Owner) Brothers Property Management Corp. d/b/a Charleston Harbor Resort & Marina at Patriot’s Point (Landlord)	Midwest Assets & Operations, LLC (Tenant)	03/01/2019	02/28/2020	NONE
2019 Charleston Harbor Resort & Marina License Agreement for Dockage, dated February 26, 2019 (50’ Dock Slip)	24 Patriots Point Rd. Mt. Pleasant, SC 29464 (Charleston County)	Patriots Point Development Authority (Owner) Brothers Property Management Corp. d/b/a Charleston Harbor Resort & Marina at Patriot’s Point (Landlord)	Midwest Assets & Operations, LLC (Tenant)	03/01/2019	02/28/2020	NONE
2019 Charleston Harbor Resort & Marina License Agreement for Dockage, dated March 19, 2019 (50’ Dock Slip)	24 Patriots Point Rd. Mt. Pleasant, SC 29464 (Charleston County)	Patriots Point Development Authority (Owner) Brothers Property Management Corp. d/b/a Charleston Harbor Resort & Marina at Patriot’s Point (Landlord)	Midwest Assets & Operations, LLC (Tenant)	04/01/2019	03/31/2020	NONE

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
2019 Charleston Harbor Resort & Marina License Agreement for Dockage, dated March 19, 2019 (40’ Dock Slip)	24 Patriots Point Rd. Mt. Pleasant, SC 29464 (Charleston County)	Patriots Point Development Authority (Owner) Brothers Property Management Corp. d/b/a Charleston Harbor Resort & Marina at Patriot’s Point (Landlord)	Midwest Assets & Operations, LLC (Tenant)	04/01/2019	03/31/2020	NONE
Lease Agreement, dated June 1, 2015	3216 Highway 378 Leesville, SC 29070 (Lexington County)	A & M Properties, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	06/01/2015	06/01/2030	two 5-year extensions
Lease Agreement, dated January 1, 2018	3214 Highway 378 Leesville, SC 29070 (Lexington County)	“Edith D. Giddens Rev. Trust, dated 11/27/13 William H. Giddens Trust, dated 11/27/13” (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	01/01/2018	12/31/2020	NONE
Commercial Lease Agreement, dated July 24, 2014	15597 North Hwy 11 Salem, SC 29676 (Oconee County)	North Keowee Land, LLC (Owner & Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Lease Agreement, June 13, 2013	152 & 135 Mariner Cir. Sunset, SC 29685 (Pickens County)	The Cliffs Club at Keowee Vineyards, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	04/01/2013	10/31/2015	one 1-year extension
Lease Agreement, dated February 1, 2019	10439 Broad River Rd. Irmo, SC 29063 (Richland County)	Clepper Brothers, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	02/01/2019	01/312029	two 5-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated October 30, 2011	1520 N. Stemmons Fwy Lewisville, TX 75067 (Denton County)	Phil Dill Boats, Inc. (Owner & Landlord)	Singleton Assets & Operations, LLC (Sub-Tenant)	10/30/2011	11/30/2021	two 5-year extensions
Assignment and Assumption of Lease dated August 1, 2014	SAME AS ABOVE	North Keowee Land, LLC (Leaseholder & Sublandlord)	Singleton Assets & Operations, LLC (Subtenant)	10/31/2011	11/30/2021	two 5-year extensions
Lease, dated April 27, 2000	2908 N. Stemmons Fwy Lewisville, TX 75077 (Denton County)	U.S. Army Corps of Engineers (Owner)	Singleton Assets & Operations, LLC (Tenant)	04/15/2000	04/14/2025	NONE
Lease Agreement, dated October 2, 2000	SAME AS ABOVE	L.J.H. Corporation (Concessionaire)	Trett Enterprises, Inc. (Sublandlord)	04/15/2000	SAME	NONE
Commercial Real Property Sublease, dated December 14, 2018	SAME AS ABOVE	The Slalom Shop, Inc. (Sub-Sublandlord)	Singleton Assets & Operations, LLC (Tenant)	12/01/2018	SAME	NONE
Commercial Lease Agreement, dated December 10, 2007	2700 NASA Rd. Seabrook, TX 77586 & 1921 Larrabee St. Seabrook, TX 77586 (Harris County)	2700 NASA Parkway, LP (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	02/01/2008	01/31/2013	two 2-year extensions
First Amendment to Lease Agreement, dated April 28, 2017	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE.	11/30/2015	01/31/2018	two 2-year extensions
Assignment, Assumption & Landlord Consent, dated February 1, 2018	SAME AS ABOVE	Texas Marine & Brokerage, Inc (Assignor)	Singleton Assets & Operations, LLC (Assignee)	SAME	SAME	two 2-year extensions
Lease Agreement, dated February 01, 2018	1140 Interstate 10 N. Beaumont, TX 77702 (Jefferson County)	JHMH REALTY, LLC - BEAUMONT SERIES (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	02/01/2018	01/31/2033	two 5-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Commercial Lease Agreement, dated July 24, 2014	15096 Interstate 45 S. Conroe, TX 77384 (Montgomery County)	Sing Properties, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	08/01/2014	07/31/2029	NONE
Commercial Lease Agreement, dated October 13, 2016	801 S. Interstate 45 Conroe, TX 77301 (Montgomery County)	Gene & Betty Wolf (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	11/01/2016	11/30/2022	one 5-year extensions
Commercial Lease Agreement, dated February 1, 2018	1107 Interstate 45 S. Conroe, TX 77301 & 300 Austin Road Conroe, TX 77301 (Montgomery County)	JHMH REALTY, LLC - CONROE SERIES (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	02/01/2018	01/31/2033	two 5-year extensions
Commercial Lease Agreement, dated February 2, 2015	1219 Interstate 45 S. Conroe, TX 77301 (Montgomery County)	Ben Perdue (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	04/01/2015	03/31/2020	NONE
Assignment, Assumption & Landlord Consent, dated February 1, 2018	SAME AS ABOVE	Texas Marine of Houston, Inc (Assignor)	Singleton Assets & Operations, LLC (Assignee)	SAME	SAME	NONE
Commercial Lease Agreement, dated February 1, 2018	319 Post Oak Dr. Conroe, TX 77301 (Montgomery County)	Pine Ridge Apartments, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	02/01/2018	10/01/2022	NONE
Commercial Real Property Lease, dated December 14, 2018	118 Lavilla Road Graford, TX 76449 (Palo Pinto County)	Martin Properties, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	12/01/2018	12/01/2033	two 5-year extensions

Each agreement listed herein above is in full force and effect and Credit Parties do not have Knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles.